                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                         AGGRESSIVE GROWTH FUND
                         GLOBAL ASSET ALLOCATION FUND


                    STANDARD CLASS

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802

                    PROSPECTUS May 1, 2004


Each fund is one of the Lincoln National Funds (funds) that sells its shares only to The Lincoln National Life Insurance Co. and its affiliates (Lincoln
Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

FUND OVERVIEW--
AGGRESSIVE GROWTH FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index and the S&P MidCap 400 Index was $695 to $16,998 million and $336 to $11,799 million as of December 31, 2003 respectively.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

     - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

     -    capable management;

     -    attractive business niches; and

     -    a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

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PORTFOLIO TURNOVER AND OTHER INFORMATION

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 94% in 2003 and 77% in 2002.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

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HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1995           34.15%
1996           17.02%
1997           23.09%
1998           -6.20%
1999           42.43%
2000           -2.69%
2001          -33.29%
2002          -30.22%
2003           32.62%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AVERAGE ANNUAL TOTAL RETURN

                                                         FOR PERIODS ENDED 12/31/03
                                         1 YEAR          5 YEARS          10 YEARS          LIFETIME*
AGGRESSIVE GROWTH                        32.62%          -3.07%              N/A              3.46%
RUSSELL MIDCAP GROWTH INDEX**            42.71%           2.01%              N/A              9.40%

     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                          N/A

      Deferred Sales Charge (Load)                                                                      N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                       N/A

      Redemption Fee                                                                                    N/A

      Exchange Fee                                                                                      N/A

      Account Maintenance Fee                                                                           N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                   0.74%

      Distribution and/or Service (12b-1) fees                                                         None

      Other Expenses                                                                                   0.16%

      Annual Fund Operating Expenses                                                                   0.90%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS       10 YEARS
               $   92       $   287        $   498       $  1,108

FUND OVERVIEW--
GLOBAL ASSET ALLOCATION FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:

     -    U.S. equities;

     -    international equities (including emerging markets);

     -    U.S. fixed income; and

     -    international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.

EQUITY ASSET CLASS

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

FIXED INCOME ASSET CLASS

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

                                      GAA-1

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 191% in 2003 and 133% in 2002.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day activities have been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:

     -    the performance of each asset class and sub-class (where applicable);
          and

     - the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:

     - the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;

     - the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and

     - when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

                                      GAA-2

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

                                      GAA-3

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994           -1.82%
1995           23.95%
1996           15.04%
1997           19.47%
1998           13.50%
1999           11.33%
2000           -5.44%
2001           -7.88%
2002          -11.89%
2003           20.40%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.

AVERAGE ANNUAL TOTAL RETURN

Effective January 1, 2004, the fund changed its benchmark to the Global Securities Markets Index (GSMI). The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield

                                      GAA-4

Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global. The GSMI is believed by the manager to more closely match the investment strategy of the fund and therefore, is a more appropriate measurement of the performance. For comparison purposes, the indices of both the prior and current benchmarks are shown.

                                                               FOR PERIODS ENDED 12/31/03
                                                       1 YEAR            5 YEARS          10 YEARS
GLOBAL ASSET ALLOCATION                                 20.40%            0.57%             6.92%
S&P 500 INDEX*                                         -28.71%           -0.57%            11.10%
LEHMAN BROTHERS AGGREGATE BOND INDEX*                    4.10%            6.66%             6.75%
MSCI EAFE INDEX*                                       -39.17%           -0.26%             4.78%
GSMI**                                                  26.48%            3.32%             8.35%

     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks. The Lehman Brothers Aggregate Bond Index is Lehman Brothers' index of U.S. government, government agency, and corporate bonds, and also includes mortgage-backed securities. The MSCI EAFE Index is Morgan Stanley Capital International's aggregate index produced from the national stock market indices from Europe, Australasia and the Far East. All three are widely-recognized unmanaged indices reflecting the prices of the types of securities included in the index.

     **The GSMI is an unmanaged index consisting of various global securities and constructed as described above.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                          N/A

      Deferred Sales Charge (Load)                                                                      N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                       N/A

      Redemption Fee                                                                                    N/A

      Exchange Fee                                                                                      N/A

      Account Maintenance Fee                                                                           N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                   0.74%

      Distribution and/or Service (12b-1) fees                                                         None

      Other Expenses                                                                                   0.32%

      Annual Fund Operating Expenses                                                                   1.06%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS       10 YEARS
               $  108       $   337        $   585       $  1,294

                                      GAA-5

MANAGEMENT OF THE FUNDS

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

MANAGER OF MANAGERS. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

INVESTMENT ADVISER AND SUB-ADVISERS: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' board of trustees.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager.

FUND                               INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND             ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.74% of the fund's average net assets).

                                   SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is T.
                                   Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.(1)

                                   PORTFOLIO MANAGER: Effective January 1, 2004, Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe
                                   Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Pennsylvania.(2)

BOND FUND                          ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.37% of the fund's average net assets).

                                   SUB-ADVISER: None.

                                   PORTFOLIO MANAGER: Ryan Brist is a Senior Vice President of DMC. Mr. Brist
                                   is responsible for the management of the fund. Prior to joining DMC, Mr.
                                   Brist was Senior Trader and Corporate Specialist for Conseco Capital
                                   Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate
                                   Finance Analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Eric M. Wetlaufer, CFA, the Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group.

                                      GPD-1

FUND                               INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND          ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.73% of the fund's average net assets).

                                   SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver,
                                   Colorado 80206. Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994.
                                   Janus has been in the investment advisory business for over 34 years.

                                   PORTFOLIO MANAGER: Mr. Blaine Rollins has been managing the fund since
                                   January 1, 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.

EQUITY-INCOME FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.74% of the fund's average net assets).

                                   SUB-ADVISER: Fidelity Management & Research Company (FMR) 82 Devonshire
                                   Street, Boston, MA 02109. FMR has served as the fund's sub-adviser since
                                   May 1, 2001, when it replaced Fidelity Management Trust Company (Fidelity
                                   Trust) as sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR, including its affiliates, had approximately $699 billion in total assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund.
                                   FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

                                   PORTFOLIO MANAGER: Stephen DuFour is a vice president of Fidelity
                                   Investments. Mr. DuFour manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the University of Chicago.

GLOBAL ASSET ALLOCATION FUND       ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.74% of the fund's average net assets).

                                   SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is UBS
                                   Global Asset Management (Americas) Inc. (UBS Global AM), One North Wacker
                                   Drive, Chicago, IL 60606.(1)

                                   PORTFOLIO MANAGER: Effective January 1, 2004, UBS Global AM's Investment
                                   Management Team serves as portfolio manager of the fund. The fund is managed by the asset allocation and currency team, but the full complement of UBS Global AM's investment professionals has an impact on the fund as the assets are actively allocated across seven equity and fixed income components with autonomous management teams that run dedicated strategies.(2)

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Putnam's Global Asset Allocation Team which had primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams were responsible for specific investment categories and sectors and made all recommendations and decisions regarding the purchase and sale of individual securities.

                                      GPD-2

FUND                               INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND             ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.33% of the fund's average net assets).

                                   SUB-ADVISER: None

                                   PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher
                                   S. Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is
                                   responsible for the day-to-day management of the fund's investments. Mr.
                                   Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC,
                                   joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr.
                                   Ginsberg graduated from the Wharton School of Business at the University of
                                   Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                   Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D.
                                   in computer science from Harvard University. Mr. Morris, a Senior Vice
                                   President at DMC, served as Vice President and Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr.
                                   Morris holds a bachelor's degree from Providence College and an MBA from
                                   Widener University.

INTERNATIONAL FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.85% of the fund's average net assets).

                                   SUB-ADVISER: Delaware International Advisers Ltd. (DIAL), 80 Cheapside,
                                   London, England, EC2V 6EE. DIAL has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                   PORTFOLIO MANAGER(S): Clive A. Gillmore, Elizabeth A. Desmond, and Emma
                                   R.E. Lewis of DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since
                                   May, 1998. Mr. Gillmore has been active in investment management since
                                   1982, and was a founding member of DIAL in 1990. He is a graduate of the
                                   University of Warwick. Ms. Desmond has been active in investment management since 1987, and with DIAL since 1991. She graduated from Wellesley College, holds a Masters degree from Stanford University and has earned the right to use the Chartered Financial Analyst designation. Ms. Lewis joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team.
                                   She is a graduate of Pembroke College, Oxford University and is an
                                   Associate of the UK Society of Investment Professionals.

                                      GPD-3

FUND                               INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
MANAGED FUND                       ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.40% of the fund's average net assets).

                                   SUB-ADVISER: None.

                                   PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher
                                   S. Adams, Robert E. Ginsburg, Scott E. Decatur, Francis X. Morris and
                                   Christopher S. Beck is responsible for managing the process which determines the timing and the amount of the investments in each investment category. This team is also responsible for managing the stock category of the Fund. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the
                                   Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice
                                   President at DMC, joined Delaware Investments in 1997 from Anderson
                                   Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of
                                   Business at the University of Pennsylvania. Dr. Decatur, a Vice President
                                   at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo
                                   & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                   Technology and a Ph.D. in computer science from Harvard University. Mr.
                                   Morris, a Senior Vice President at DMC, served as Vice President and
                                   Director of Equity Research at PNC Asset Management prior to joining
                                   Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from
                                   Providence College and an MBA from Widener University. Mr. Beck, a Senior
                                   Vice President at DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware.

                                   Ryan Brist, Senior Vice President of DMC, is responsible for the management of the debt obligations category of the fund. Prior to joining DMC, Mr.
                                   Brist was Senior Trader and Corporate Specialist for Conseco Capital
                                   Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate
                                   Finance Analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

                                   Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a Short-Term Investment
                                   Manager with DMC, including Delaware Lincoln Investment Advisers and
                                   Lincoln Investment Management, Inc., since 1995 and has managed the money market category of the fund since October, 1997. She was a GIC Sales
                                   Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst and is a member of the
                                   Association of Investment Management Research.

MONEY MARKET FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.42% of the fund's average net assets).

                                   SUB-ADVISER: None.

                                   PORTFOLIO MANAGER: Jil Schoeff Lindholm, Assistant Vice President of DMC,
                                   manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since 1995 and has managed the fund since October, 1997. She was a GIC
                                   Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds a
                                   MBA from Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst (CFA) and is a member of the
                                   Association of Investment Management Research.

                                      GPD-4

FUND                               INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS FUND              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.36% of the fund's average net assets).

                                   SUB-ADVISER: None.

                                   PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher
                                   S. Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is
                                   responsible for the day-to-day management of the fund's investments. Mr.
                                   Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC,
                                   joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr.
                                   Ginsberg graduated from the Wharton School of Business at the University of
                                   Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                   Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D.
                                   in computer science from Harvard University. Mr. Morris, a Senior Vice
                                   President at DMC, served as Vice President and Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr.
                                   Morris holds a bachelor's degree from Providence College and an MBA from
                                   Widener University.

SPECIAL OPPORTUNITIES FUND         ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December
                                   31, 2003 was 0.42% of the fund's average net assets).

                                   SUB-ADVISER: None.

                                   PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher
                                   S. Beck Christopher S. Adams, Robert E. Ginsburg and Scott E. Decatur is
                                   responsible for the day-to-day management of the fund's investments. Mr.
                                   Beck, a Senior Vice President at DMC, joined Delaware Investments in 1997.
                                   Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors.
                                   Before that he was chief investment officer of the University of Delaware.
                                   Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at
                                   DMC, joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr.
                                   Ginsberg graduated from the Wharton School of Business at the University of
                                   Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                   Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D.
                                   in computer science from Harvard University.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

     -    adding the values of all securities investments and other assets;

     -    subtracting liabilities (including dividends payable); and

     -    dividing by the number of shares outstanding.

                                      GPD-5

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:

     - equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

     - debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities.

In certain circumstances, a fund may value its portfolio securities fair value as estimated in good faith under procedures established by each fund's board of trustees. Fair valuation may be used when market quotations are not readily available, or if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. The estimated fair value of a security may be higher or lower than the security's closing price in the relevant market.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.

SHARE CLASSES

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

MARKET TIMING

The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm a fund's performance. Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the funds and their shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

                                      GPD-6

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund's Standard Class shares for the past 5 years. The information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                 INCOME FROM INVESTMENT OPERATIONS
                                             NET REALIZED
                                                 AND
               NET ASSET                      UNREALIZED                       LESS DIVIDENDS FROM:
                 VALUE            NET         GAIN (LOSS)    TOTAL FROM         NET       NET REALIZED                 NET ASSET
               BEGINNING      INVESTMENT          ON         INVESTMENT     INVESTMENT       GAIN ON         TOTAL     VALUE END
PERIOD ENDED   OF PERIOD     INCOME (LOSS)    INVESTMENTS    OPERATIONS       INCOME       INVESTMENTS     DIVIDENDS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003    $     6.539        (0.029)         2.162          2.133             --             --             --    $     8.672
12/31/2002    $     9.371        (0.036)        (2.796)        (2.832)            --             --             --    $     6.539
12/31/2001    $    17.644        (0.043)        (5.119)        (5.162)            --         (3.111)        (3.111)   $     9.371
12/31/2000    $    19.038        (0.083)        (0.279)        (0.362)            --         (1.032)        (1.032)   $    17.644
12/31/1999    $    13.367        (0.060)         5.732          5.672         (0.001)            --         (0.001)   $    19.038

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003    $    12.989         0.549          0.382          0.931         (0.578)        (0.119)        (0.697)   $    13.223
12/31/2002    $    12.382         0.675          0.560          1.235         (0.627)        (0.001)        (0.628)   $    12.989
12/31/2001    $    11.891         0.747          0.349          1.096         (0.605)            --         (0.605)   $    12.382
12/31/2000    $    11.436         0.787          0.426          1.213         (0.758)            --         (0.758)   $    11.891
12/31/1999    $    12.689         0.772         (1.180)        (0.408)        (0.845)            --         (0.845)   $    11.436

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003    $    12.678        (0.014)         4.129          4.115             --             --             --    $    16.793
12/31/2002    $    17.358        (0.032)        (4.648)        (4.680)            --             --             --    $    12.678
12/31/2001    $    25.345        (0.035)        (6.035)        (6.070)            --         (1.917)        (1.917)   $    17.358
12/31/2000    $    31.466        (0.047)        (4.694)        (4.741)            --         (1.380)        (1.380)   $    25.345
12/31/1999    $    21.772         0.007          9.839          9.846             --         (0.152)        (0.152)   $    31.466

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003    $    12.653         0.163          3.921          4.084         (0.142)            --         (0.142)   $    16.595
12/31/2002    $    15.339         0.162         (2.544)        (2.382)        (0.148)        (0.156)        (0.304)   $    12.653
12/31/2001    $    17.443         0.197         (1.420)        (1.223)        (0.177)        (0.704)        (0.881)   $    15.339
12/31/2000    $    22.047         0.164          1.583          1.747         (0.125)        (6.226)        (6.351)   $    17.443
12/31/1999    $    21.715         0.189          1.204          1.393         (0.171)        (0.890)        (1.061)   $    22.047

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003    $    10.890         0.134          2.045          2.179         (0.365)            --         (0.365)   $    12.704
12/31/2002    $    12.563         0.221         (1.708)        (1.487)        (0.186)            --         (0.186)   $    10.890
12/31/2001    $    14.782         0.316         (1.410)        (1.094)        (0.050)        (1.075)        (1.125)   $    12.563
12/31/2000    $    16.793         0.393         (1.259)        (0.866)            --         (1.145)        (1.145)   $    14.782
12/31/1999    $    15.759         0.323          1.409          1.732         (0.266)        (0.432)        (0.698)   $    16.793

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003    $    21.438         0.304          6.047          6.351         (0.287)            --         (0.287)   $    27.502
12/31/2002    $    27.849         0.275         (6.422)        (6.147)        (0.264)            --         (0.264)   $    21.438
12/31/2001    $    43.249         0.309         (3.823)        (3.514)        (0.278)       (11.608)       (11.886)   $    27.849
12/31/2000    $    51.710         0.482         (5.129)        (4.647)        (0.492)        (3.322)        (3.814)   $    43.249
12/31/1999    $    46.288         0.509          7.356          7.865         (0.497)        (1.946)        (2.443)   $    51.710

Lincoln VIP International Fund(2),(17)

12/31/2003    $     9.797         0.311          3.745          4.056         (0.233)            --         (0.233)   $    13.620
12/31/2002    $    11.155         0.199         (1.403)        (1.204)        (0.154)            --         (0.154)   $     9.797
12/31/2001    $    13.769         0.212         (1.469)        (1.257)        (0.259)        (1.098)        (1.357)   $    11.155
12/31/2000    $    14.374         0.287         (0.284)         0.003         (0.272)        (0.336)        (0.608)   $    13.769
12/31/1999    $    15.982         0.294          2.182          2.476         (0.529)        (3.555)        (4.084)   $    14.374

                                              RATIO OF NET
                                RATIO OF       INVESTMENT                 NET ASSETS AT
                              EXPENSES TO       INCOME TO      PORTFOLIO  END OF PERIOD
                  TOTAL       AVERAGE NET      AVERAGE NET     TURNOVER      (000'S
PERIOD ENDED     RETURN(3)      ASSETS           ASSETS          RATE       OMITTED)
---------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003          32.62%         0.90%         (0.39%)           94%     $   267,451
12/31/2002         (30.22%)        0.87%         (0.47%)           77%     $   213,893
12/31/2001         (33.29%)        0.81%         (0.40%)          112%     $   352,865
12/31/2000          (2.69%)        0.78%         (0.41%)          106%     $   591,414
12/31/1999          42.43%         0.87%         (0.48%)          209%     $   448,193

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003           7.28%         0.44%          4.13%           652%     $   855,329
12/31/2002          10.13%         0.44%(4)       5.29%           612%     $   770,020
12/31/2001           9.18%         0.53%          5.96%           712%     $   556,894
12/31/2000          10.89%         0.55%          6.55%           167%     $   337,187
12/31/1999          (3.27%)        0.53%          6.02%            39%     $   330,923

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003          32.45%         0.82%         (0.10%)           21%     $   789,544
12/31/2002         (26.96%)        0.80%         (0.21%)           27%     $   678,243
12/31/2001         (25.88%)        0.78%         (0.18%)           48%     $ 1,125,648
12/31/2000         (15.85%)        0.76%         (0.15%)           62%     $ 1,689,681
12/31/1999          45.45%         0.78%          0.03%            60%     $ 1,913,076

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003          32.35%         0.82%          1.15%           134%     $   810,728
12/31/2002         (15.67%)        0.82%          1.16%           130%     $   618,330
12/31/2001          (7.34%)        0.80%          1.23%           127%     $   799,166
12/31/2000          10.62%         0.79%          0.89%           143%     $   866,074
12/31/1999           6.27%         0.79%          0.86%           191%     $   990,758

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003          20.40%         1.06%          1.16%           191%     $   257,804
12/31/2002         (11.89%)        1.00%          1.88%           133%     $   242,101
12/31/2001          (7.88%)        0.96%          2.38%           186%     $   322,310
12/31/2000          (5.44%)        0.94%          2.51%           154%     $   389,004
12/31/1999          11.33%         0.91%          2.05%           134%     $   490,804

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003          29.71%         0.38%          1.28%            72%     $ 2,242,161
12/31/2002         (22.07%)        0.36%(4)       1.13%            68%     $ 1,911,558
12/31/2001         (11.21%)        0.36%          0.94%            78%     $ 2,916,463
12/31/2000          (9.63%)        0.36%          1.00%            65%     $ 3,612,222
12/31/1999          17.54%         0.36%          1.05%            16%     $ 4,709,687

Lincoln VIP International Fund(2),(17)

12/31/2003          41.62%         1.04%          2.81%            14%     $   352,183
12/31/2002         (10.78%)        1.02%          1.84%             9%     $   255,516
12/31/2001          (9.96%)        0.99%          1.74%            13%     $   320,680
12/31/2000           0.11%         0.96%          2.13%             7%     $   403,589
12/31/1999          17.20%         0.92%          2.05%            12%     $   526,317

                                      GPD-7

                                 INCOME FROM INVESTMENT OPERATIONS
                                             NET REALIZED
                                                 AND
               NET ASSET                      UNREALIZED                       LESS DIVIDENDS FROM:
                 VALUE           NET          GAIN (LOSS)    TOTAL FROM         NET       NET REALIZED                 NET ASSET
               BEGINNING      INVESTMENT          ON         INVESTMENT     INVESTMENT       GAIN ON         TOTAL     VALUE END
PERIOD ENDED   OF PERIOD     INCOME (LOSS)    INVESTMENTS    OPERATIONS       INCOME       INVESTMENTS     DIVIDENDS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003    $    11.881         0.245          2.458          2.703         (0.285)            --         (0.285)   $    14.299
12/31/2002    $    13.825         0.347         (1.878)        (1.531)        (0.413)            --         (0.413)   $    11.881
12/31/2001    $    16.918         0.443         (0.631)        (0.188)        (0.464)        (2.441)        (2.905)   $    13.825
12/31/2000    $    18.910         0.628         (0.865)        (0.237)        (0.660)        (1.095)        (1.755)   $    16.918
12/31/1999    $    18.971         0.622          0.767          1.389         (0.552)        (0.898)        (1.450)   $    18.910

Lincoln VIP Money Market Fund(19)

12/31/2003    $    10.000         0.068             --          0.068         (0.068)            --         (0.068)   $    10.000
12/31/2002    $    10.003         0.136             --          0.136         (0.139)            --         (0.139)   $    10.000
12/31/2001    $    10.000         0.397             --          0.397         (0.394)            --         (0.394)   $    10.003
12/31/2000    $    10.000         0.590             --          0.590         (0.590)            --         (0.590)   $    10.000
12/31/1999    $    10.000         0.468             --          0.468         (0.468)            --         (0.468)   $    10.000

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003    $    19.875         0.222          6.099          6.321         (0.195)            --         (0.195)   $    26.001
12/31/2002    $    25.810         0.233         (5.951)        (5.718)        (0.217)            --         (0.217)   $    19.875
12/31/2001    $    37.208         0.227         (2.822)        (2.595)        (0.174)        (8.629)        (8.803)   $    25.810
12/31/2000    $    44.292         0.267         (3.549)        (3.282)        (0.282)        (3.520)        (3.802)   $    37.208
12/31/1999    $    40.283         0.319          5.649          5.968         (0.296)        (1.663)        (1.959)   $    44.292

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003    $    22.471         0.390          7.227          7.617         (0.335)            --         (0.335)   $    29.753
12/31/2002    $    26.006         0.418         (3.467)        (3.049)        (0.365)        (0.121)        (0.486)   $    22.471
12/31/2001    $    25.846         0.431          0.098          0.529         (0.369)            --         (0.369)   $    26.006
12/31/2000    $    28.225         0.536          3.153          3.689         (0.494)        (5.574)        (6.068)   $    25.846
12/31/1999    $    33.416         0.482         (1.779)        (1.297)        (0.373)        (3.521)        (3.894)   $    28.225

                                              RATIO OF NET
                                RATIO OF       INVESTMENT                 NET ASSETS AT
                              EXPENSES TO       INCOME TO      PORTFOLIO  END OF PERIOD
                  TOTAL       AVERAGE NET      AVERAGE NET     TURNOVER      (000'S
PERIOD ENDED     RETURN(3)      ASSETS           ASSETS          RATE       OMITTED)
---------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003          22.90%         0.50%          1.90%           237%     $   587,274
12/31/2002         (11.08%)        0.47%(4)       2.69%           318%     $   524,827
12/31/2001          (1.58%)        0.47%          2.93%           355%     $   690,682
12/31/2000          (1.41%)        0.44%          3.46%           110%     $   759,875
12/31/1999           7.72%         0.42%          3.25%            45%     $   927,572

Lincoln VIP Money Market Fund(19)

12/31/2003           0.68%         0.52%          0.69%           N/A      $   350,584
12/31/2002           1.36%         0.49%(4)       1.35%           N/A      $   519,071
12/31/2001           4.06%         0.54%          3.75%           N/A      $   430,205
12/31/2000           6.06%         0.58%          5.91%           N/A      $   253,097
12/31/1999           4.74%         0.59%          4.68%           N/A      $   234,676

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003          31.86%         0.43%          0.99%            60%     $ 1,062,079
12/31/2002         (22.14%)        0.40%(4)       1.03%            32%     $   857,646
12/31/2001          (9.50%)        0.40%          0.75%            49%     $ 1,274,803
12/31/2000          (8.33%)        0.38%          0.64%            76%     $ 1,510,276
12/31/1999          15.44%         0.38%          0.79%            24%     $ 1,946,179

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003          33.99%         0.52%          1.56%            80%     $   541,170
12/31/2002         (11.75%)        0.47%(4)       1.67%            55%     $   439,984
12/31/2001           2.16%         0.48%          1.65%            73%     $   539,870
12/31/2000          16.04%         0.49%          2.15%            75%     $   536,287
12/31/1999          (4.48%)        0.44%          1.46%            96%     $   665,642

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc. Lincoln National Growth and Income Fund, Inc. Lincoln National Managed Fund, Inc. Lincoln National Money Market Fund, Inc. Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42% and 0.49%, respectively.

(5) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer as the sub-adviser of the fund. Effective January 1, 2004, T. Rowe Price Associates, Inc. replaced Putnam Investments, as sub-advisor of the fund.

(6) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain
     (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(7) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
     (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(8) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

                                      GPD-8

(9) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
     (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(10) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Lincoln VIP Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(11) Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Lincoln VIP Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(12) Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Lincoln VIP Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(13) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Lincoln VIP Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(14) Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Lincoln VIP Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(15) Effective January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as sub-adviser of the fund.

(16) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Lincoln VIP Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(17) Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the Lincoln VIP International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(18) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Lincoln VIP Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(19) Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Lincoln VIP Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(20) Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Lincoln VIP Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(21) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Lincoln VIP Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

GENERAL INFORMATION

If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements, at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

                                      GPD-9

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2004, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                                     GPD-10